UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

INSU ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-39484	84-4916134
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	INAQ	Nasdaq Capital Market
Warrants, each to purchase one share of Class A Common Stock	INAQW	Nasdaq Capital Market
Units, each consisting of one share of Class A Common Stock and one- third of one Warrant	INAQU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 8.01 Other Events.

As previously announced, on November 24, 2020, INSU Acquisition Corp. II (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (as amended, the “Merger Agreement”) by and among the Company, INSU II Merger Sub Corp. (“Merger Sub”), and MetroMile, Inc. (“Metromile”), which provides for, among other things, Merger Sub to be merged with and into Metromile with Metromile being the surviving corporation in the merger and a wholly owned subsidiary of the Company (the “Merger” and together with the other transactions contemplated by the Merger Agreement, the “Transactions”). As a result of the Transactions, Metromile and its various operating subsidiaries will become subsidiaries of the Company, with the former stockholders of Metromile becoming stockholders of the Company.

On January 19, 2021, Metromile discovered a cybersecurity incident arising out of a software bug related to its online pre-filled quote form and application process. Based on its initial investigation, Metromile determined that unknown persons exploited the software bug to obtain personal information of certain individuals, including individuals’ driver’s license numbers, but, at this time, no customer data has been compromised.  Metromile immediately took steps to contain and remediate the issue, including by releasing software fixes, notified its insurance carrier, and has continued its ongoing operations. Metromile is working diligently with security experts and legal counsel to ascertain how the incident occurred, identify additional containment and remediation measures, and notify affected individuals, law enforcement, and regulatory bodies, as appropriate.

Additional Information About the Transactions and Where to Find It

The Company has filed with the SEC a Registration Statement on Form S-4 in connection with the Transactions and has mailed a definitive proxy statement/prospectus and other relevant documents to its stockholders. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the Transactions because the proxy statement/prospectus contains important information about the Company, Metromile and the Transactions. The definitive proxy statement/prospectus was mailed to stockholders of the Company as of December 30, 2020. Stockholders may also obtain copies of the Registration Statement on Form S-4 and the proxy statement/prospectus, without charge at the SEC’s website at www.sec.gov or by directing a request to: INSU Acquisition Corp. II, 2929 Arch Street, Suite 1703, Philadelphia, PA 19104, Attn: Joseph W. Pooler, Jr.

Participants in Solicitation

The Company, Metromile and certain of their directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders with respect to the approval of the Transactions. Information regarding the Company’s directors and officers and a description of their interests in the Company is contained in the Company’s final prospectus relating to its initial public offering, which was filed with the SEC. Additional information regarding the participants in the proxy solicitation, including Metromile’s directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Registration Statement on Form S-4 and  the definitive proxy statement/prospectus for the Transactions. Each of these documents is available at the SEC’s website or by directing a request to the Company as described above under “Additional Information About the Transaction and Where to Find It.”

In connection with the Transactions, at any time prior to the special meeting to approve the Transactions, certain existing Company stockholders, which may include certain of the Company’s officers, directors and other affiliates, may enter into transactions with stockholders and other persons with respect to the Company’s securities to provide such investors or other persons with incentives in connection with the approval and consummation of the Transactions. While the exact nature of such incentives has not yet been determined, they might include, without limitation, arrangements to purchase shares from or sell shares to such investors and persons at nominal prices or prices other than fair market value. These stockholders will only effect such transactions when they are not then aware of any material nonpublic information regarding the Company, Metromile or their respective securities.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", “could”, “continue”, "expect", "estimate", “may”, "plan", "outlook", “future” and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to the Company’s or Metromile’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning the timing of the Transactions; the business plans, objectives, expectations and intentions of the public company once the transaction is complete, and Metromile’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on the Company’s or Metromile’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or Metromile’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (3) the ability of the public entity to meet Nasdaq’s listing standards following the Transactions; (4) the inability to complete the PIPE Investment; (5) the risk that the proposed transaction disrupts current plans and operations of Metromile as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and agents and retain its management and key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the business combination; (9) the possibility that Metromile may be adversely affected by other economic, business, regulatory and/or competitive factors; (10) the outcome of any legal proceedings that may be instituted against the Company, Metromile or any of their respective directors or officers, following the announcement of the potential transaction; and (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s final prospectus for its initial public offering, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, which are available, free of charge, at the SEC’s website at www.sec.gov, and are provided in the Registration Statement on Form S-4 and provided in the Company’s proxy statement/prospectus. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company and Metromile undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in the Company and is not intended to form the basis of an investment decision in the Company. All subsequent written and oral forward-looking statements concerning the Company and Metromile, the proposed transaction or other matters and attributable to the Company and Metromile or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSU ACQUISITION CORP. II

Dated: February 1, 2021	By:	/s/ John M. Butler
	Name:	John M. Butler
	Title:	President and Chief Executive Officer

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